Other Receivables and Prepayment (Tables)	12 Months Ended
Dec. 31, 2019
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Schedule of other receivables and prepayment

	December 31, 2019	December 31, 2018
Current
Advances to suppliers	$197,824	$447,061
VAT recoverable (1)	410,385	945,199
Advances to business partners (2)	4,688,880	1,165,637
Other receivables from Investor (3)	21,501,677	-
Other	409,362	279,248
	27,208,128	2,837,145
Less: allowance for doubtful accounts	(136,887)	(88,145)
	$27,071,241	$2,749,000
Non-current
Loans to employees	68,590	77,434
Partial payment for the acquisition of a subsidiary (4)	14,334,451	-
Advances to third party business partners (2)	2,233,362	-
Deposit for car	-	58,282
Others	-	14,570
	$16,636,403	150,286

(1)	The balance of advanced VAT represents input VAT available for deducting the amount of VAT paid in the future.

(2)	The advances to third party business partners are unsecured and interest-free. Non-current Advances to business partners are due on June 8, 2021.

(3)	The balance represented $21,501,677 receivable from Hangzhou Maijie Investment Co., Ltd., a subsidiary of Geely Technology Group Co., Ltd. ("Geely Technology") for the subscription of preferred shares, which was settled in January 2020. See Note 11 for more discussion.

(4)	On August 28, 2019, the Company entered into a Share Purchase Agreement, pursuant to which the Company will acquire 100% of the equity interests of Saleya Holdings Limited ("Saleya") from Saleya's shareholders for an aggregate purchase price of approximately $120 million. As of December 31, 2019, $14,334,451 has been paid and the closing of the acquisition is expected to be completed in the next twelve months.